EATON VANCE EQUITY RESEARCH FUND Supplement to Prospectus dated March 1, 2008

Effective June 17, 2008 the following changes will take place:

1. The following replaces “Annual Fund Operating Expenses for Equity Research Fund” under “Fund Fees and Expenses”:

Annual Fund Operating Expenses for Equity Research Fund
(expenses that are deducted from Fund assets)	Class A	Class I

Management Fees	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.25%	n/a
Other Expenses(1)	2.30%	2.30%
Acquired Fund Fees and Expenses(2)	0.01%	0.00%

Total Annual Fund Operating Expenses	3.36%	3.10%
Less Expense Reimbursement and Fee Waiver(3)	(2.10)%	(2.10)%
Advisory Fee Reduction(4)	(0.01)%	(0.00)%
Total Annual Fund Operating Expenses (net reduction)	1.25%	1.00%

(1)	Other expenses for Class I are estimated.
(2)	Reflects the Fund’s portion of the fees and expenses allocated in connection with its investment in another investment company (Cash Management Portfolio) for cash management purposes.
(3)	Eaton Vance has agreed to limit Total Annual Fund Operating Expenses to 1.25% for Class A and 1.00% for Class I. This expense limitation will continue through February 28, 2010. Thereafter, the expense limitation may be changed or terminated at any time. The expense limitation relates to ordinary operating expenses only, may not include Acquired Fund Fees and Expenses, and amounts reimbursed may be subject to recoupment.
(4)	The investment advisory fee of Equity Research Fund was reduced by its allocable portion of Cash Management Portfolio’s advisory fee.

2. The following replaces the Equity Research Fund information under “Example” under “Fund Fees and Examples”:

		1 Year	3 Years	5 Years	10 Years

Equity Research Fund	Class A shares	$695	$1,162	$1,865	$3,725
	Class I shares	$102	$ 547	$1,243	$3,103

You would pay the following expenses if you did not redeem your shares:

		1 Year	3 Years	5 Years	10 Years

Equity Research Fund	Class A shares	$695	$1,162	$1,865	$3,725
	Class I shares	$102	$ 547	$1,243	$3,103

Effective August 18, 2008 the following changes will take place:

1. The name of the Fund has been changed to the following:

Eaton Vance Large-Cap Core Research Fund

2. The Fund’s policy of investing at least 80% of its net assets in a broadly diversified selection of common stocks has changed to the following:

Under normal market conditions the Fund invests at least 80% of its net assets in stocks of large-cap companies.

2. The following replaces the second paragraph under “Investment Objectives and Principal Strategies” under “Fund Summaries”:

Eaton Vance Large-Cap Core Research Fund. Large-Cap Core Research Fund’s investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities. Under normal market conditions, the Fund invests at least 80% of its net assets in stocks of large-cap companies. Large-cap companies are companies having market capitalizations equal to or greater than the median capitalization of companies included in the Standard & Poor’s 500 Index (the “S&P 500”), a broad-based, unmanaged market index of common stocks commonly used as a measure of U.S. stock market performance. The Fund generally intends to maintain investments in all or substantially all of the market sectors represented in the S&P 500. Although it invests primarily in domestic securities, the Fund may invest up to 25% of its assets in foreign securities.

3. The following replaces the first paragraph under “Equity Research Fund” under “Investment Objectives & Principal Policies and Risks”:

Large-Cap Core Research Fund. The Fund’s investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities. The Fund’s investment objective may not be changed by the Trustees without shareholder approval. Under normal market conditions, the Fund invests at least 80% of its net assets in stocks of large-cap companies. Large-cap companies are companies having market capitalizations equal to or greater than the median capitalization of companies included in the S&P 500 Index. The Fund generally intends to maintain investments in all or substantially all of the market sectors represented in the S&P 500. Particular stocks owned by the Fund will not mirror the S&P 500.

June 17, 2008 DEISEPS1